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The Mexico Fund, Inc.
--------------------------------------------------------------------------------

 Directors:
 Juan Gallardo T. -- Chairman
 Philip Caldwell
 Jose Luis Gomez Pimienta
 Claudio X. Gonzalez
 Robert L. Knauss
 Agustin Santamarina V.
 Jaime Serra Puche

 Officers:
 Jose Luis Gomez Pimienta -- President
 Samuel Garcia-Cuellar -- Secretary
 Allan S. Mostoff -- Assistant Secretary
 Sander M. Bieber -- Assistant Secretary
 Carlos H. Woodworth -- Treasurer
 Hector Trigos -- Research Vice President
 Alberto Osorio -- Finance Vice President
 Eduardo Solano -- Investor Relations Vice President

 Investment Adviser --
 Impulsora del Fondo Mexico, S.A. de C.V.

 Custodian --
 BBVA Bancomer, S.A.
 Comerica Bank

 Transfer Agent and Registrar --
 American Stock Transfer & Trust Company

 Counsel --
 Dechert
 Creel, Garcia-Cuellar y Muggenburg, S.C.

 This report, including the
 financial statements herein, is
 transmitted to shareholders of The
 Mexico Fund, Inc. for their
 information. It is not a
 prospectus, circular or
 representation intended for use in
 the purchase of shares of the Fund
 or any securities mentioned in the
 report.
--------------------------------------------------------------------------------

                       ---------------------------------
                        ------------------------------
                         ----------------------------

                   [THE MEXICO FUND, INC. LOGO APPEARS HERE.]

                                   The Mexico
                                   Fund, Inc.

                           20th Anniversary 1981-2001
                            ----------------------
                              Third Quarter Report
                                 July 31, 2001
                                  (Unaudited)
                         ----------------------------
                        ------------------------------

                      [MXF NYSE LISTED LOGO APPEARS HERE.]

                        ------------------------------
                             www.themexicofund.com
                       ---------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Third Quarter Report
July 31, 2001
Highlights




The Board of Directors extends its heartfelt condolences to all Fund shareholders and friends who suffered the loss of loved ones as a result of the tragic events in the United States on September 11, 2001.

 . The Fund's third quarter of fiscal 2001 ended July 31, 2001.

 . During the first nine months of fiscal 2001, the Fund's market price and net asset value (NAV) per share increased 20.41% and 7.61%, respectively.

 . During this nine-month period, the Fund's NAV outperformed its benchmark, the IFCG Mexico Index, which increased 6.00%.

 . The discount between market price and NAV narrowed to 15.2% at July 31, 2001 from 31.1% one year earlier.

 . On March 2, 2001, the Fund filed applications with the US Securities and Ex-change Commission (SEC) and the Internal Revenue Service (IRS) seeking neces-sary approvals for conducting periodic in-kind repurchases of Fund shares from shareholders at no less than 98% of NAV.

 . The Board of Directors has approved an amendment to the Fund's Investment
  Advisory and Management Agreement to adopt a performance fee component to the Fund's investment advisory fee which will require shareholder approval to implement.

 . The Fund intends to seek shareholder approval for the performance fee and the periodic repurchase policy once it has received the regulatory relief from the SEC and IRS necessary to conduct the periodic repurchase policy.

 . As markets worldwide continue to react to the aftermath of the terrorist at-tacks in the United States on September 11, 2001, global markets, including the U.S. and Mexican markets, may continue to demonstrate uncertainty and volatility.


  The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

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THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------

Economic Environment

The terrorist attacks perpetrated in the United States on September 11, 2001, have produced uncertainty in the global economy and financial markets. As a result, the flow of foreign investment may be slower in the near future than originally anticipated, and the deceleration of the US economy may expand to affect other markets. Mexico is today the second largest trade partner of the United States, one of the most open, globally-engaged economies of the world and one of the most important emerging countries receiving direct foreign in-vestment. Because of its relationship with the United States and its partici-pation in the global economy, these events may exacerbate the slowdown of the Mexican economy which had already begun, as demonstrated in certain economic indicators.

Prior to the end of the Fund's third quarter, the Mexican economy had shown signs of deceleration. Gross domestic product (GDP) growth in Mexico was 6.9% during 2000, but slowed to 1.9% and 0% during the first two quarters of 2001, respectively, resulting in a 0.9% growth rate during the first half of the year. During the first half of 2001, the most affected sector of the economy was construction, which declined 5.4%, and was followed by the manufacturing and mining industries, which declined 2.3% and 1.5%, respectively. In con-trast, also during this first semester of 2001, the transportation sector of the economy continued growing and was the most dynamic sector with an increase of 4.8%, followed by the financial services sector, which increased 3.6% and by the commerce, restaurants and hotels sector that increased 2.5%. The pri-mary sector of the economy, which is composed of the agriculture, livestock and fishing industries, decreased 0.6%.

The Mexican peso continued gaining strength against the US dollar as signifi-cant amounts of foreign investment have flowed into the country. The peso-dol-lar exchange rate ended July 2001 at Ps. 9.156 per dollar, 4.7% lower than at the end of 2000. The acquisition by Citigroup Inc. of 100% of the equity of Grupo Financiero Banamex Accival (Banacci) for $12.5 billion generated a sig-nificant flow of hard currency to the country and positive expectations con-cerning the Mexican economy. As a result, the peso further strengthened against the dollar. The recent events in the United States mentioned above generated volatility and some pressure in the Mexican currency market as the rate of exchange of the peso against the dollar reached Ps. 9.572 to return to levels of around Ps. 9.470 after US and Mexican financial markets reopened on Monday, September 17, 2001.

The performance of the Mexican currency continued to be followed by a declin-ing trend in inflation and interest rates, nominal and real, which recently fell to historically low levels. Mexico's annual inflation rate at the end of August 2001 was 5.93%, significantly lower than 12.32% and 8.96% achieved at the end of 1999 and 2000, respectively. At the same time, interest rates for the 28-day Cete (treasury bills) ended July 2001 at 9.40% and further declined to 7.61% by the end of August. Strict adherence to a restrictive monetary pol-icy and the strong valuation of the peso in relation to the US dollar contin-ued to contribute to the downward trend of inflation rates.

Although the rate of growth of Mexican exports has softened in recent months, Mexico continues to be the second largest trade partner of the United States, only after Canada. Total trade between Mexico and the United States amounted to $118.49 billion during the

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first six months of 2001 and was exceeded only by total trade between the
United States and Canada ($203.08 billion). President Fox has announced his intention to further enhance trade relations with Central and South America, the European Union and Asia in an effort to diversify Mexican external trade. Ten international free trade agreements with 30 nations around the globe have thus far been executed. Also, among the universe of developing nations, Mexico is one of the three most important recipients of direct foreign investment. Last year, direct foreign investment increased 14% to $13.3 billion and amounted to $6.77 billion during the first half of 2001.

During the first half of 2001, Mexico had a public sector surplus of approxi-mately $1.4 billion. This figure is 43.3% lower than that achieved one year earlier, as public sector revenues were negatively impacted by the slowdown of the economy and by lower international oil prices. President Fox has intro-duced important fiscal reform proposals to Congress, which are intended to in-crease Mexico's public sector revenues. Although Congress has not yet offi-cially announced when it would comment or approve the proposals, analysts es-timate that they will be approved during 2001.

Fund's Performance & Portfolio Strategy

During the first nine months of fiscal 2001 and the first eight months of calendar 2001, the Fund has outperformed its benchmark (the IFCG Mexico index). The following table presents the Fund's market price and NAV per share performance, compared with that of the Fund's benchmark.

                                                         First Nine
                                                           Months    First Eight
                                                         Fiscal 2001 Months 2001
                                                         ----------- -----------
MXF NAV.................................................     7.61%      17.05%
IFCG Mexico Index.......................................     6.00%      15.05%
MXF Market Price........................................    20.41%      25.86%

--------
Sources: Lipper Inc. and S&P.

The Fund's performance has resulted in a reduction of the difference between the Fund's market price and NAV. At the end of July 2001, the discount stood at 15.24%, compared with 31.09% one year earlier and further decreased to 14.18% at the end of August 2001. During the first nine months of fiscal 2001, the total traded volume of Fund shares on all US consolidated markets amounted to 28.59 million shares, equivalent to 63% of total outstanding shares.

Valuation indicators of the Bolsa suggest that stock market prices continue to be relatively low, even though listed companies continue to post positive re-sults, with sales and net earnings of listed companies increasing 6.9% and 10.0%, respectively, during the first half of 2001.

During the third quarter of fiscal 2001, the Fund sold its investment in Banacci since Citigroup Inc.'s acquisition of Banacci resulted in the delisting of Banacci shares from the Mexican Bolsa. The Fund realized signifi-cant capital gains from this transaction, as the price of Banacci shares in-creased 30% after the announcement and prior to the Fund's sale of the company's shares. Based on the recovery expectations of the Mexican financial sector, the Fund has invested additional resources in Grupo Financiero BBVA Bancomer and Grupo Financiero Banorte, two

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solid and attractive financial institutions in Mexico. The Fund also continued
investing in America Movil, a high-growth technological company dedicated to wireless and internet services, and in its sister company Telmex, the largest telephone company in Mexico. The Fund also invested additional assets in Cemex, the world's third largest cement producer, as the company presents solid financial fundamentals and business opportunities, as well as a wide and healthy geographical diversification.

The Fund reduced its investments in Grupo Mexico (mining) due of the adverse impact of the strong Mexican currency, the deceleration of the US and Mexican economies and low international prices of metals. Also, the Fund disposed en-tirely of its Alfa (conglomerate) and Tamsa (steel) holdings, for similar rea-sons. Additionally, the Fund also continued to reduce its investments in is-suers with limited market liquidity such as Apasco (cement), Comercial Mexicana and Soriana (retail stores) and also in Grupo Carso (conglomerate). The Fund disposed of its entire position in Grupo Sanborns (retail) because of specific issues affecting its financial and market fundamentals.

This Report includes for your reference a summary description of the Fund's ten largest holdings, which at the end of July 31 represented 68% of its total net assets. The Fund's investments are categorized according to the sector classification provided by the Mexican Stock Exchange.

The Fund has adopted a concentration policy which permits the Fund to concen-trate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of invest-ment, such industry represents 20% or more of the IPC Index, provided, howev-er, that the Fund will not exceed the IPC Index concentration by more than 5%.

Currently, the only industry group which represents 20% or more of the value of the securities included in the IPC Index is the communications industry group. This industry category includes local, long-distance, and cellular tel-ephone companies, as well as broadcast and media companies. Approximately four-fifths of this industry group are telecommunications companies. As of July 31, 2001, the Fund had 32% of its total assets invested in this industry category, compared with this sector's 39% representation in the IPC Index. The relatively high valuation of the companies in this industry versus other Mexi-can issuers, and the current weak fundamentals of some of these companies have caused the Fund's adviser to maintain an underweighted position relative to the Fund's benchmark in this industry. The Fund's investment adviser will con-tinue to evaluate the concentration in this industry and may choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

The Fund publishes on its web site, located at www.themexicofund.com, its in-vestment portfolio as of the end of each fiscal quarter, updated within the first five business days after the closing of the quarter. Accordingly, the

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-------------------------------------------------------------------------------
Fund's portfolio, as reported on the web site, is updated during the first five business days of February, May, August and November. The Fund's invest-ment portfolio as of July 31, 2001 has been posted on the web site since early August 2001.

Further Restructuring Efforts Taken by the Board of Directors

As previously announced, management of the Fund has proposed several initiatives with the goal of maximizing shareholder value. On March 5, 2001, the Board announced its intention to implement a periodic repurchase policy for the Fund which would allow shareholders to submit shares for repurchase by the Fund with proceeds being paid in actual portfolio securities of the Fund. The Fund made filings with the SEC and the IRS to permit the Fund to conduct periodic, in-kind repurchases from shareholders at no less than 98% of net as-set value. The Fund is seeking approval to conduct repurchases for between one and 25 percent of the Fund's outstanding shares, at least annually and as fre-quently as quarterly. The Fund hopes to inform shareholders via press release of the status of these initiatives with regulatory authorities in the near fu-ture.

Additionally, in order to further align the interests of the Fund's investment adviser with the interests of shareholders, the Board has approved implementa-tion of a performance fee component to the Fund's investment advisory fee that would provide the adviser with an additional incentive to outperform the Fund's benchmarket index. The Board intends to solicit shareholder approval for the periodic repurchase policy and performance fee once it has obtained the necessary regulatory relief to implement the periodic repurchase policy.

Investor Relations

The Fund's web site presents the Fund's market price and NAV per share on a same-day basis and provides a downloadable database containing the most impor-tant historical figures for the Fund. Also available is the complete history of dividend distributions made by the Fund and additional links to useful sites of Mexican government agencies, capital markets and listed companies. Web site visitors may now request online to receive via regular mail a copy of this Annual Report and the most recent Quarterly and Monthly Summary Reports. We hope that the Fund's web site is a useful resource for information and we will continue working to improve it.

The Fund also has a toll-free telephone number that will provide you with the Fund's current NAV, quarterly reports and other Fund materials:

                                (800) 224-4134

The Fund also offers shareholders and the general public the ability to con-tact the Fund via e-mail with questions or requests for additional information about the Fund. Please direct your e-mail inquiries to:

  Investor Relations Office
  investor-relations@themexicofund.com

In addition to the quarterly reports published by the Fund, the Investment Ad-viser distributes a Monthly Summary Report with information about the Fund, the Mexican economy and the Bolsa. Interested persons may either access this report on the Fund's web site or receive it via regular mail. Please request this

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-------------------------------------------------------------------------------
report through the Fund's web site or write to the Investment Adviser at:

  Impulsora del Fondo Mexico, sa de cv.
  77 Aristoteles St. 3rd Floor
  Polanco
  11560 Mexico, D.F.
  Mexico

Information on the Fund's NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". The Fund's NYSE trading symbol is MXF.

The Fund's shares are also listed and traded on the Third Section
("Freiverkehr") of the Stuttgart Stock Exchange. The Fund's German Domestic Tax Representative is:

  ARTHUR ANDERSEN
  Wirtschaftsprufungsgesellschaft
  Steuerberatungsgesellschaft mbH
  Mergenthalerallee 10-12
  65760 Eschborn/Frankfurt/M.
  Postfach 53 23
  65728 Eschborn/Frankfurt/M.
  Germany
  Telefon: 06196-99-6264
  Telefax: 06196-99-6419

The Fund's dividend reinvestment plan and transfer agent is:

  American Stock Transfer & Trust Company
  40 Wall Street
  New York, NY 10005
  (212) 936-5100

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (the "Plan") provides a convenient way to increase your holdings in the Common Stock of the Fund through the rein-vestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as partici-pants in the Plan. If you do not wish to participate in the Plan, please con-tact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any frac-tional shares. At a shareholder's request, the Plan Agent will sell the par-ticipant's shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not participate in the Plan will receive all distributions in cash. The Plan provides a convenient way to increase your holdings in the Common Stock through the reinvestment of distributions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valua-tion date, the market price of the Common Stock plus estimated brokerage

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-------------------------------------------------------------------------------
commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the Plan.

If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

  American Stock Transfer & Trust Company
  Attention: Dividend Reinvestment Department
  40 Wall Street
  New York, NY 10005
  (212) 936-5100

Sincerely yours,


/s/ Jose Luis Gomez       /s/ Juan Gallardo T.
Pimienta                  Juan Gallardo T.
Jose Luis Gomez           Chairman of the Board
Pimienta
President

September 26, 2001

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Description of the Fund's Ten Largest Holdings as of July 31, 2001.

1.America Movil ("AMX") (11.78%)
On February 7, 2001, America Movil, a new Mexican corporation resulting from the spin-off of Telmex's wireless business and from most of its international operations, started trading on the Mexican Stock Exchange and on the NYSE (NYSE: AMX). America Movil is now Mexico's leading provider of wireless tele-communications services with 10.1 million customers and a 70.6% share of the Mexican market. America Movil has business operations in Argentina, Brazil, Ecuador, Guatemala, Puerto Rico and the United States.

2.Telefonos de Mexico ("Telmex") (11.42%)
Telmex is the major telecommunications company in Mexico and provides local, domestic and international long-distance telephone service, internet access, wireless, data, audio and video transmission services. Since its privatization in 1990, Telmex has aggressively modernized and has emerged as a leader in telecommunication services in Latin America. Since 1999, Telmex has also pro-vided telecommunication services in the United States.

3.Wal-Mart de Mexico ("Walmex") (10.56%)
Walmex is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The company is a sub-sidiary of the US firm Wal-Mart Stores, Inc (NYSE: WMT). Walmex has a total of 499 units in 46 cities in Mexico, which includes supermarkets, retail stores and restaurants.

4.Cemex ("Cemex") (8.81%)
Cemex is the world's third largest cement producer. The company and its sub-sidiaries are dedicated to the production, distribution, commercialization and sale of cement, concrete mix, clinker and value added products. Cemex produces and operates in 30 countries around the world and has commercial relations with 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Venezuela, Panama, Costa Rica, the Dominican Republic, Egypt and Colombia, and has important market presence in the Caribbean, Indonesia, the Philippines and the southwest region of the United States.

5.Grupo Financiero BBVA--Bancomer ("GFBB") (7.23%)
GFBB is one of Mexico's two largest financial groups. In terms of deposits and number of clients, GFBB is the largest private financial institution in Latin America. Grupo Banco Bilbao Vizcaya Argentaria, the largest financial group in Spain in terms of market capitalization, is GFBB's main stockholder. GFBB's principal subsidiary is Bancomer, one of Mexico's leading commercial banks, offers products and services to individuals and corporations. Through its net-work of 2,276 branches and 4,057 automated teller machines in Mexico, as of the end of 2000, Bancomer engages in a wide variety of commercial and retail banking activities. The bank has overseas branches in London and Grand Cayman Island, agencies in New York and Los Angeles and a representative office in Sao Paulo, Brazil. Additionally, Bancomer has a subsidiary bank in the Cayman Islands, Mercury Bank & Trust Limited.

6.Carso Global Telecom ("Telecom") (4.84%)
Telecom is dedicated to the telecommunications business and is the holding company of Telmex, America Movil (see above) and Prodigy Inc. (Nasdaq: PRGY)
(US), and has a stock participation in McLeod USA, Inc. (Nasdaq: MCLD) (US). The shares of Prodigy Inc., an important Internet service provider in the United States, have traded on the NASDAQ since February 1999.

7.Grupo Modelo ("Gmodelo") (4.66%)
Founded in 1925, Gmodelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export markets of approximately 59%. The group exports its products to 150 countries and owns 10 brand names, including Victoria, Modelo and Corona, the most popular beer imported from Mexico. The company also imports and distributes in Mexico brand names of beer produced by its partner Anheuser-Busch, including Budweiser and Bud Light.

8.Fomento Economico Mexicano ("Femsa") (4.63%)
Femsa is Latin America's largest beverage company with exports to the United States, Canada and selected countries in Latin America, Europe and the Far East. Founded in 1890, Femsa is the largest totally integrated producer of soft drinks and beer in Mexico and is the controlling company of Coca-Cola Femsa (KOF), one of the leading bottlers in Latin America. Femsa also operates the largest chain of convenience stores in Mexico (Oxxo), produces packaging materials and is an important bottler in Argentina. Brand names produced by Femsa include Sol beer and Coca-Cola, among others.

9.Grupo Televisa ("Televisa") (4.26%)
Televisa is the largest media company in the Spanish-speaking world and a ma-jor participant in the international entertainment industry. Televisa has in-terests in television production and broadcasting, international distribution of television programming, direct-to-home satellite services, publishing, mu-sic recording, cable television, radio production and broadcasting, profes-sional sports and show business promotion, paging services, feature film pro-duction and distribution and special events promotion and dubbing. Televisa also has an unconsolidated equity stake in Univision (NYSE: UVN), the leading Spanish-language television company in the United States, and owns the "esmas.com" internet portal.

10.Kimberly Clark de Mexico ("Kimber") (4.11%)
Kimber is Mexico's premier manufacturer of consumer paper products and is an affiliate of Kimberly Clark Corp. The Company produces tissue, diapers and feminine care products under brands such as Kleenex, Petalo, Huggies, Pull Ups, KleenBebe and Kotex, as well as printing and writing and specialty pa-pers. Kimber is the market leader in all product categories in which it par-ticipates and it has excellent brand recognition among Mexican consumers. Kim-ber exports tissue and printing and writing paper to the United States and Central America.

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The Mexico Fund, Inc.
Schedule of Investments as of July 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                                  Percent
                                                                        Value     of Net
 Industries            Shares Held   Common Stock (90.63%)    Series   (Note 1)   Assets
-----------------------------------------------------------------------------------------
 Cement
  Industry               3,690,600 Apasco, S.A. de C.V. ...      *   $ 18,541,678   1.83%
                        16,314,457 Cemex, S.A. de C.V. ....    CPO     89,055,981   8.81
                                                                     ------------ ------
                                                                      107,597,659  10.64
-----------------------------------------------------------------------------------------
                                   America Movil, S.A. de
 Communications         19,000,000  C.V. ..................      A     18,593,272   1.84
                                   America Movil, S.A. de
                       101,861,300  C.V. ..................      L    100,459,539   9.94
                                   Carso Global Telecom,
                   (a)  21,319,700  S.A. de C.V. ..........     A1     48,968,249   4.84
                   (a)  21,877,500 Grupo Televisa, S.A. ...    CPO     43,033,396   4.26
                                   Telefonos de Mexico,
                        19,000,000  S.A. de C.V. ..........      A     33,202,272   3.29
                                   Telefonos de Mexico,
                        47,304,700  S.A. de C.V. ..........      L     82,147,742   8.13
                                                                     ------------ ------
                                                                      326,404,470  32.30
-----------------------------------------------------------------------------------------
                                   Grupo Financiero BBVA-
 Financial                          Bancomer, S.A. de
  Groups           (a)  81,438,000  C.V. ..................      O     73,112,752   7.23
                                   Grupo Financiero
                   (a)   4,000,000  Banorte, S.A. de C.V. .      O      7,868,065   0.79
                                   Grupo Financiero
                   (a)   4,827,000  Inbursa, S.A. de C.V. .      O     19,943,798   1.97
                                   Grupo Financiero
                                    Scotiabank Inverlat
                (a)(b)         --   Recovery Trust.........                   --    0.00
                                                                     ------------ ------
                                                                      100,924,615   9.99
-----------------------------------------------------------------------------------------
                                   Fomento Economico
 Food,                              Mexicano, S.A. de
  Beverages             11,896,000  C.V. ..................    UBD     46,773,263   4.63
  and Tobacco                      Grupo Bimbo, S.A. de
                        23,110,000  C.V. ..................      A     41,444,539   4.10
                                   Grupo Modelo, S.A. de
                        18,575,400  C.V. ..................      C     47,087,706   4.66
                                                                     ------------ ------
                                                                      135,305,508  13.39
-----------------------------------------------------------------------------------------
                                   Corporacion
                                    Interamericana de
 Holding                            Entretenimiento, S.A.
  Companies        (a)   6,850,000  de C.V. ...............      B     25,175,022   2.49
                        19,500,000 Desc, S.A. de C.V. .....      B      9,626,474   0.95
                                   Grupo Carso, S.A. de
                   (a)   6,500,000  C.V. ..................     A1     16,981,215   1.68
                                                                     ------------ ------
                                                                       51,782,711   5.12
-----------------------------------------------------------------------------------------
                                   Consorcio ARA, S.A. de
 Housing           (a)   5,900,000  C.V. ..................      *      9,846,221   0.97
                                   Corporacion Geo, S.A. de
                   (a)   2,157,800  C.V. ..................      B      1,916,002   0.19
                                                                     ------------ ------
                                                                       11,762,223   1.16
-----------------------------------------------------------------------------------------
 Mining                            Grupo Mexico, S.A. de
  Industry               4,000,000  C.V. ..................      B      8,287,462   0.82
-----------------------------------------------------------------------------------------
                                   Kimberly-Clark de
 Pulp and Paper         14,200,000  Mexico, S.A. de C.V. ..      A     41,548,493   4.11
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Mexico Fund, Inc.
Schedule of Investments as of July 31, 2001 (Unaudited) -- (Continued)
-------------------------------------------------------------------------------

                                                                                   Percent
                                                                        Value      of Net
 Industries          Shares Held  Common Stock (Continued)   Series    (Note 1)    Assets
------------------------------------------------------------------------------------------
                                  Controladora Comercial
                                   Mexicana, S.A. de
 Retail Stores         10,564,600  C.V. ..................    UBC   $    9,484,602   0.94%
                                  Grupo Elektra, S.A. de
                        9,494,300  C.V. ..................    CPO        8,347,435   0.83
                                  Organizacion Soriana,
                    (a) 3,000,000  S.A. de C.V. ..........      B        7,762,123   0.77
                                  Wal-Mart de Mexico, S.A.
                       13,090,000  de C.V. ...............      C       30,837,844   3.05
                                  Wal-Mart de Mexico, S.A.
                       29,430,000  de C.V. ...............      V       75,953,571   7.51
                                                                    -------------- ------
                                                                       132,385,575  13.10
------------------------------------------------------------------------------------------
                                  Total Common Stock
                                   (Identified Cost--
                                   $590,156,542)..........          $  915,998,716  90.63%
------------------------------------------------------------------------------------------
                                                                                   Percent
                      Principal     Short-Term Securities               Value      of Net
 Securities            Amount              (9.08%)                     (Note 1)    Assets
------------------------------------------------------------------------------------------
                                  BBVA Bancomer, S.A.,
                                   8.59%, dated 07/31/01,
                                   due 08/01/01,
                                   repurchase price
                                   $3,117,181,
 Repurchase                        collateralized by
 Agreements                        Brems..................          $    3,116,438   0.31%
------------------------------------------------------------------------------------------
                    $45,040,000   Bancomer Cayman Euro CD,
 Time Deposits                     0% due 08/07/01........          $   45,011,993   4.45
                                  Banco Nacional de
                                   Comercio Exterior,
                                   S.N.C., 8.25% due
                                   08/02/01...............          $   12,560,073   1.24
------------------------------------------------------------------------------------------
                                  Bonos de Desarrollo del
 Mexican                           Gobierno Federal serie
 Government                        L010802, 8.50% due
 Securities                        08/02/01...............          $   31,127,122   3.08
------------------------------------------------------------------------------------------
                                  Total Short-Term
                                   Securities (Identified
                                   cost--$91,815,626).....              91,815,626   9.08
                                  Total Investments
                                   (Identified cost--
                                   $681,972,168)..........           1,007,814,342  99.71
                                  Other Assets in Excess
                                   of Liabilities.........               2,906,135   0.29
                                                                    -------------- ------
                                  Net Assets Equivalent to
                                   $22.24 per share on
                                   45,456,232 shares of
                                   capital stock
                                   outstanding (Note 7)...          $1,010,720,477 100.00%
                                                                    ============== ======

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 10 to Financial Statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Assets and Liabilities as of July 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets:
Investments:
 Securities, at value (Note 1):
 Common stock (identified cost--$590,156,542)......  $915,998,716
 Short term securities (identified cost--
  $91,815,626).....................................    91,815,626
                                                     ------------
  Total investments (identified cost--
   $681,972,168)...................................               $1,007,814,342
Receivables from securities sold...................                    3,345,187
Prepaid Mexican withholding taxes (Note 1).........                      335,413
Cash...............................................                       15,893
Interest receivable................................                       14,971
                                                                  --------------
  Total assets.....................................                1,011,525,806
                                                                  --------------
Liabilities:
Payable to Investment Advisor (Notes 2 and 3)......                      735,054
Accrued expenses and other liabilities.............                       70,275
                                                                  --------------
  Total liabilities................................                      805,329
                                                                  --------------
Net Assets--Equivalent to $22.24 per share on
 45,456,232 shares of capital stock outstanding
 (Note 7)..........................................               $1,010,720,477
                                                                  ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Operations (Unaudited)      For the Nine Months Ended July 31, 2001
--------------------------------------------------------------------------------

Net Investment Income:
Income (Note 1):
 Dividends........................................  $ 14,548,872
 Interest and discounts earned....................     3,301,484
                                                    ------------
 Total income.....................................                $ 17,850,356
Expenses:
 Investment advisory fee (Note 2).................     4,810,239
 Administrative services (Note 3).................       302,826
 Value-added taxes (Note 1).......................       790,526
 Printing, distribution and mailing of shareholder
  reports.........................................       139,292
 Legal fees.......................................       595,767
 Directors' fees..................................       179,168
 Directors' and Officers' expenses................        89,087
 Accounting and audit fees........................        88,665
 Custodian fees (Note 5)..........................        67,913
 Transfer agent and dividend disbursement fees....        15,834
 Shareholders' information........................       177,074
 Stock exchange fees..............................        36,208
 Insurance........................................        98,603
 Miscellaneous....................................       120,243
                                                    ------------
 Operating expenses...............................                   7,511,445
                                                                  ------------
 Net investment income (Note 1)...................                  10,338,911
                                                                  ------------
Net Realized and Unrealized Gain (Loss) on Investments and
 Foreign Currency Transactions:
Net realized gain on investments and foreign
 currency transactions (Notes 1 and 6):
 Proceeds from sales..............................   333,252,212
 Cost of securities sold..........................   198,423,176
                                                    ------------
 Net realized gain on investments.................   134,829,036
 Net realized gain from foreign currency
  transactions....................................       535,012
                                                    ------------
 Net realized gain on investments and foreign
  currency transactions...........................                 135,364,048
Decrease in net unrealized gain on investments and
 translation of assets and liabilities
 in foreign currency:
Investments:
 End of period (Note 6)...........................   325,842,174
 Beginning of period..............................   416,636,993
                                                    ------------
 Decrease in net unrealized gain on investments...   (90,794,819)
Translation of assets and liabilities in foreign
 currency:
 End of period....................................       (21,303)
 Beginning of period..............................        35,585
                                                    ------------
Decrease in net unrealized gain on translation of
 assets and liabilities in foreign currency.......       (56,888)
                                                    ------------
Decrease in net unrealized gain on investments and
 translation of assets and liabilities in foreign
 currency.........................................                 (90,851,707)
                                                                  ------------
Net Increase in Net Assets Resulting from
 Operations.......................................                $ 54,851,252
                                                                  ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                             For the
                                        Nine Months Ended        For the
The Mexico Fund, Inc.                     July 31, 2001         Year Ended
Statements of Changes in Net Assets        (Unaudited)       October 31, 2000

--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations
Net investment income..................  $   10,338,911       $    8,893,385
Net realized gain on investments and
 foreign currency transactions.........     135,364,048           59,717,615
Decrease in net unrealized gain on
 investments and translation of assets
 and liabilities in foreign currency...     (90,851,707)          (2,934,353)
                                         --------------       --------------
Net increase in net assets resulting
 from operations.......................      54,851,252           65,676,647
Dividends to shareholders from net
 investment income.....................      (5,901,512)          (9,429,937)
Dividends to shareholders from net
 realized gain on investments .........      (2,363,322)                 --
                                         --------------       --------------
                                             46,586,418           56,246,710
From Capital Share Transactions (Note
 9)
Repurchase of stock, at cost...........     (58,001,876)         (22,737,565)
                                         --------------       --------------
 Total (decrease) increase in net
  assets...............................     (11,415,458)          33,509,145
Net Assets:
Beginning of period....................   1,022,135,935          988,626,790
                                         --------------       --------------
End of period..........................  $1,010,720,477 (A)   $1,022,135,935 (A)
                                         ==============       ==============

See Notes to Financial Statements.

(A) Including accumulated net investment loss of $(5,879,656) as of July 31, 2001 and $(10,852,067) as of October 31, 2000.

--------------------------------------------------------------------------------

                            For the
                          Nine Months
                             Ended               For the Year Ended October 31,
The Mexico Fund, Inc.    July 31, 2001  -------------------------------------------------------
Financial Highlights      (Unaudited)      2000        1999      1998         1997       1996
------------------------------------------------------------------------------------------------
Per Share Operating
 Performance:
Net asset value,
 beginning of period....  $    20.84    $    19.57   $  15.52  $  23.49    $    17.33  $  13.80
                          ----------    ----------   --------  --------    ----------  --------
 Net investment income
  (Note 1)..............        0.22**        0.18**     0.40      0.39**        0.40      0.50
 Net gain (loss) on
  investments and
  translation of
  foreign currency
  (Note 1)..............        0.96**        1.10**     4.10     (7.48)**       6.16      3.46
                          ----------    ----------   --------  --------    ----------  --------
Total from investment
 operations.............        1.18**        1.28**     4.50     (7.09)**       6.56      3.96
                          ----------    ----------   --------  --------    ----------  --------
Less Dividends and
 Distributions:
 Dividends to
  shareholders from net
  investment income.....       (0.13)        (0.19)     (0.45)    (0.23)        (0.38)    (0.43)
 Distributions to
  shareholders from net
  realized gains on
  investments...........       (0.05)          --         --      (0.60)        (0.02)      --
                          ----------    ----------   --------  --------    ----------  --------
Total dividends and
 distributions..........       (0.18)        (0.19)     (0.45)    (0.83)        (0.40)    (0.43)
                          ----------    ----------   --------  --------    ----------  --------
Capital Share
 Transactions:
 Effect on NAV of stock
  repurchased...........        0.40          0.18        --        --            --        --
 Capital charge
  resulting from
  issuance of fund
  shares................         --            --         --      (0.05)          --        --
                          ----------    ----------   --------  --------    ----------  --------
 Net asset value, end of
  period................  $    22.24    $    20.84   $  19.57  $  15.52    $    23.49  $  17.33
                          ==========    ==========   ========  ========    ==========  ========
 Market value per share,
  end of period.........  $    18.85    $    15.81   $  14.31  $  11.25    $    18.69  $  14.13
                          ==========    ==========   ========  ========    ==========  ========
Total investment return
 based on market value
 per share..............      20.37%        11.82%     31.92%   (36.70%)       35.03%    18.77%
Ratios to Average Net
 Assets:
 Expenses...............      1.05%*         0.96%      0.98%     0.93%         0.91%     1.00%
 Net investment income..      1.45%*         0.78%      2.14%     1.87%         1.80%     2.93%
Supplemental Data:
 Net assets at end of
  period (in 000's).....  $1,010,720    $1,022,136   $988,627  $783,775    $1,167,893  $861,750
 Portfolio turnover
  rate..................      22.96%        22.27%      6.40%     3.69%         7.58%     9.57%

--------
*Annualized
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Selected Quarterly Financial Data (Unaudited)
--------------------------------------------------------------------------------

                                            (Amounts in thousands,
                                            except share amounts)
                          -------------------------------------------------------------
                             Quarter Ended        Quarter Ended       Quarter Ended
                             July 31, 2001        April 30, 2001     January 31, 2001
                          --------------------- ------------------- -------------------
                            Total     Per Share  Total    Per Share  Total    Per Share
                          ----------  --------- --------  --------- --------  ---------
Investment income.......  $    7,583   $ 0.17   $  8,138   $  0.18  $  2,129   $ 0.05
Net investment income
 (loss).................  $    4,998   $ 0.11   $  5,573   $  0.12  $   (232)  $(0.00)
Net realized gain on
 investments............  $   48,091   $ 1.06   $ 35,496   $  0.77  $ 51,242   $ 1.10
Net realized (loss) gain
 from foreign currency
 transactions...........  $      (18)  $(0.00)  $    701   $  0.02  $   (148)  $(0.00)
Increase (decrease) in
 net unrealized gain on
 investments............  $   37,409   $ 0.82   $(64,168)  $ (1.39) $(64,036)  $(1.37)
(Decrease) increase in
 net unrealized gain on
 translation of assets
 and liabilities in
 foreign currency.......  $     (684)  $(0.02)  $    174   $  0.00  $    453   $ 0.01
Net assets..............  $1,010,720   $22.24   $938,280   $ 20.36  $969,768   $20.79

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The Mexico Fund, Inc.
Notes to Financial Statements--
July 31, 2001 (Unaudited)
-------------------------------------------------------------------------------

1. Operations and Significant Accounting Policies:

 The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company. On
October 16, 2000, the Fund received shareholder approval to convert from a di-versified to a non-diversified investment company under the 1940 Act. The in-vestment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

 The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of reve-nues and expenses for the period. Actual results could differ from those esti-mates. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of op-erations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund's valuation procedures does not represent the amount that the Fund rea-sonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately re-flects fair value.

 Security transactions and investment income -- Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

 Foreign Currency -- The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos ("Ps.") was recorded in the financial statements after translation into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at July 31, 2001 was Ps. 9.156 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompa-nying financial statements include the effects of both such changes.

 Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of property, payment of services or func-tional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference be-tween the amounts of dividends, interest, and foreign withholding taxes re-corded by the Fund, and the U.S. dollar equivalent of the amount actually re-ceived or paid.

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, re-sulting from changes in the exchange rate.

 Repurchase Agreements -- The Fund enters into repurchase agreements with ap-proved institutions. The Fund's repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund's investment advisor monitors the credit standing of repurchase agreement counterparties. The fair value of the

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
collateral is at least equal to the principal amount of the repurchase trans-action, including accrued interest, at all times. If the counterparty de-faults, and the fair value of the collateral declines, realization of the col-lateral by the Fund may be delayed or limited. As of July 31, 2001, the Com-pany has received collateral of $3,116,438 related to these repurchase agree-ments.

 Realized gains and losses on investments -- Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the nine months ended July 31, 2001, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regu-lated investment companies and to distribute substantially all of such income to its shareholders.

 The Fund is subject to Mexican withholding taxes in accordance with the Mexi-can Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

 The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes.

 Lending of portfolio securities -- During fiscal year 1998, the Board of Di-rectors approved a securities lending program for the Fund. Merrill Lynch Portfolio Services, Inc. served as the lending agent for the Fund from August 1998 through August 1999.

 In March 2000, the Board appointed Cantor Fitzgerald & Co. ("Cantor"), as the lending agent for the Fund. Since March 7, 2000, the Fund has been lending part of its portfolio securities to approved financial institutions, provided that the market value of securities loaned will not at any time exceed one-third of the Fund's total assets. The Fund continues to receive dividends on the securities loaned. Any gain or loss in the value of the securities loaned that may occur during the term of the loan will be accounted for by the Fund. The Fund earns interest on the investment of the collateral received for the securities loaned. The Fund may rebate a portion of the interest earned on the investment of collateral to the borrower, and may pay a commission to the lending agent. Under the agreement, Cantor may also reimburse to the Fund the custodian fees. In order to protect against the risk of failure by the bor-rower to return the securities loaned or any delay in the delivery of such se-curities, each loan is collateralized by U.S. dollars (cash), securities is-sued or guaranteed by the U.S. government or its agencies or instrumentali-ties, or irrevocable stand-by letters of credit issued by U.S. banks. Portfo-lio securities loaned are initially collateralized at 105 percent of its mar-ket value. If the collateral value falls below 105 percent, at the close of any business day, Comerica Bank, the Fund's custodian of the collateral re-ceived, will obtain additional collateral from the borrower, on the following business day, in an amount sufficient to restore the collateral to 105 per-cent.

 Since September 29, 2000, the Fund has not been actively lending portfolio securities under this Program.

2. Investment Advisory Agreement:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 mil-lion.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

3. Administrative Services Agreement:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determina-tion and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The term of this agreement was renewed by the Board of Directors through August 31, 2002. The annual fee payable to the Adviser by the Fund under this agreement was $350,000. Effective July 1, 2001, the Fund will pay to the Ad-viser a monthly fee at the annual rate of 0.07% of average daily net assets, with a minimum amount of $350,000.

4. Trust Agreement and Trustee:

 BBVA Bancomer, S.A. ("Bancomer") was the trustee for the Mexican Trust through which the Fund invested. During 1997 and 1998, the Mexican governmental author-ities gave approval to the Trustee for the transfer of the total assets and li-abilities of the Trust to the Fund. On February 27, 1998, the Fund's sharehold-ers approved matters in connection with the termination of the Trust Agreement with Bancomer. The termination was effective on March 31, 1998.

5. Mandate Agreement and Mandatory Party:

 In connection with the termination of the Trust Agreement discussed in the preceding note, on March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer acts as the Mandatory Party, perform-ing certain activities related to the custody of the Fund's securities, that were previously performed under the trust agreement.

 The annual fee payable to Bancomer under this Agreement is denominated in Mex-ican pesos, which currently translates to approximately $50,934. Due to the na-ture of this Agreement, the fees paid to Bancomer are consolidated with the Fund's custodian fees.

6. Purchases and Sales of Investments:

 Purchases and sales of investments, excluding short-term securities, for the nine months ended July 31, 2001 were as follows:

Purchases
-------------------------------------------------------------------------------
Common Stock...................................................... $210,565,419
                                                                   ------------
  Total Purchases................................................. $210,565,419
                                                                   ============
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock...................................................... $333,252,212
                                                                   ------------
  Total Sales..................................................... $333,252,212
                                                                   ============

 As of July 31, 2001, net unrealized gains on investments in common stocks for Federal income tax purposes aggregated to approximately $326 million, of which approximately $379 million related to appreciated securities and approximately $53 million related to depreciated securities. The aggregate cost of invest-ments in common stocks at July 31, 2001 for Federal income tax purposes was ap-proximately $590 million.

7. Capital Stock:

 At July 31, 2001, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 45,456,232 shares were outstanding.

 The Fund offers a Dividend Reinvestment Plan ("Plan") to its shareholders. Fund shareholders are automatically enrolled as participants in the Plan unless they notify the Fund's transfer agent otherwise.

 On December 10, 1997, the Board of Directors declared a stock dividend of $29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore, on January 31, 1998 the Company issued 791,018 shares, which amounted to $15,078,787.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

As of July 31, 2001, net assets were comprised of the following:

Common stock................................................. $   45,456,232
Additional paid-in capital...................................    500,777,553
Accumulated net investment loss..............................    (5,879,656)
Undistributed net realized gain on
 investments.................................................    144,545,477(A)
Unrealized appreciation of investments and translation of
 assets and liabilities in foreign currency..................    325,820,871
                                                              --------------
                                                              $1,010,720,477
                                                              ==============

-------
(A) $134,837,315 for Federal Income Taxes

 Dividends to shareholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment in-come as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States.

 Accumulated net realized losses from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the tax code.

8. Capital Gains:

 Net realized gains from security transactions, are distributed annually to shareholders. Capital loss carryforwards, if any, will be used to offset fu-ture capital gains available for distribution.

9. Stock Repurchase Program:

 On July 31, 2000, the Board of Directors announced a Stock Repurchase Program pursuant to which the Fund may purchase in the open market up to 5,050,693 shares of its stock at prevailing market prices. The Program started on August 7, 2000. As of July 31, 2001, the Fund has repurchased the authorized 5,050,693 shares at a cost of $80,739,445.

10. Investments:

 As a result of significant losses incurred by Grupo Financiero Scotiabank Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, to-gether with the financial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capital stock, shareholders of Inverlat approved a cash contribu-tion by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were can-celled. The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement, the Company may receive shares equal to 9% and up to 36% of their ownership interest. Manage-ment has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of July 31, 2001, due to the uncertainty regarding its ultimate realization.

 According to the Bank Savings Protection Law, which was enacted on January 20, 1999, all assets of FOBAPROA have been transferred to a new entity called IPAB (Bank Savings Protection Institute). This transfer will not modify the market value assigned to the Recovery Trust.